                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 14, 2003


                               Liquid Audio, Inc.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                             0-25977                     77-0421089
--------------------------------------------------------------------------------
(State or Other Juris-            (Commission File           (IRS Employer
diction of Incorporation)           Number)                  Identification No.)


                              800 Chesapeake Drive
                         Redwood City, California 94063
                                 (650) 549-2000
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Registrant and MM Companies, Inc. ("MMC") executed and delivered on January 14, 2003 a Settlement and Reimbursement Agreement and Release (the "Settlement Agreement") pursuant to which the parties agreed to settle various disputes between them. The Registrant has agreed to pay MMC $929,000 as a reimbursement for its costs in connection with MMC's proxy contest at the Registrant's 2002 Annual Meeting of Stockholders held on September 26, 2002 and the litigation related to that meeting. The Settlement Agreement does not apply to the lawsuit in which the Delaware Supreme Court on January 7, 2003 invalidated the Registrant's appointment of two additional directors in August 2002. A copy of the Settlement Agreement is attached to this filing as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired
              Not applicable

         (b)  Pro forma financial information
              Not applicable

         (c)  Exhibits


          Exhibit No.      Description
          -----------      -----------

              10.1 Settlement and Reimbursement Agreement and Release between Liquid Audio, Inc. and MM Companies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              LIQUID AUDIO, INC.


                                                   /s/ Raymond Doig
                                              ----------------------------------
                                              By:      Raymond Doig

                                              Name:    Raymond Doig
                                              Title:   Chief Executive Officer

January 16, 2003

                                  EXHIBIT INDEX


            EXHIBIT NO.      DESCRIPTION
            -----------      -----------

                10.1 Settlement and Reimbursement Agreement and Release between Liquid Audio, Inc. and MM Companies, Inc.